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                       SUPPLEMENT DATED APRIL 21, 1997 TO
                       PROSPECTUS DATED APRIL 1, 1997 FOR
                 PACIFIC INNOVATIONS VARIABLE ANNUITY ISSUED BY
                     PACIFIC MUTUAL LIFE INSURANCE COMPANY

        On April 21, 1997, the Board of Directors of Pacific Mutual Life Insurance Company ("Pacific Mutual Life") approved a Plan of Conversion ("Plan") under which Pacific Mutual Life would convert from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company. This transaction is intended to result in a corporate structure that provides, among other things, better access to external sources of capital. Under the Plan, upon the conversion, the insurance company would issue voting stock to a newly-formed stock holding company called Pacific LifeCorp, and all of Pacific LifeCorp's initially issued voting stock would be owned by a newly-created mutual holding company called Pacific Mutual Holding Company. It is anticipated that Pacific LifeCorp could, subsequent to the conversion, offer shares of its stock publicly or privately; however Pacific Mutual Holding Company must always hold at least 51% of the voting stock of Pacific LifeCorp. Pacific LifeCorp would always own 100% of the voting stock of the insurance company. No plans have been formulated to issue any shares of capital stock or debt securities of Pacific LifeCorp at this time.

        Since Pacific Mutual Life currently is a mutual life insurance company, owners ("policyholders") of Pacific Mutual Life's annuity contracts and life insurance policies ("policies") have certain membership interests in Pacific Mutual Life consisting principally of the right to vote on the election of the Board of Directors and on other matters and certain rights upon liquidation or dissolution of Pacific Mutual Life. Under the Plan, policyholders continue to be policyholders in the same insurance company, but would no longer have a membership interest in the insurance company; rather, policyholders would have membership interests in Pacific Mutual Holding Company. These interests in the mutual holding company would be substantially the same as the membership interests that policyholders have in Pacific Mutual Life prior to the conversion, consisting principally of the right to vote on the election of the Board of Directors and on other matters and certain rights upon liquidation or dissolution of Pacific Mutual Holding Company. After the conversion, persons who acquire policies from the insurance company would automatically be members in Pacific Mutual Holding Company. The conversion will not, in any way, increase premium payments or reduce policy benefits, values, guarantees or other policy obligations to policyholders. The Plan is subject to approval by Pacific Mutual Life's policyholders and the consent of the Insurance Commissioner of California, among other approvals and conditions. If the necessary approvals are obtained and conditions met, the conversion could occur in 1997. Under the Plan, the insurance company's name will change to Pacific Life Insurance Company.